UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021 (November 5, 2020)

ABVC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 5, 2020, American BriVision Corporation (the “Company”) filed the initial Current Report on form 8-K to disclose that the Company entered into a Securities Purchase Agreement (the “SPA”) with one accredited investor (the “Investor”) on October 23, 2020. Pursuant to the Securities Purchase Agreement, the Company sold and issued a convertible promissory note (the “Note”) in principal amount of $2,500,000 to the Investor and received the payment from such Investor on October 31, 2020.

The maturity date of the Note is the twenty-four (24) month anniversary from the Issuance Date (the “Maturity Date”). The Note bears an interest rate of ten percent (10%) per annum and was initially only convertible into shares of the Company’s common stock at a fixed conversion price of $2.25 per share at the holder’s option.

On June 3, 2021, the parties to the SPA signed Amendment No. 1 to Promissory Note (the “Amendment”). Pursuant to the Amendment, the Note shall now also automatically convert into shares of the Company’s common stock immediately following the Company’s receipt of conditional approval to list its common stock on the NASDAQ stock market, if and when we receive such approval, which cannot be guaranteed, at a conversion price equal to the then current conversion price.

The foregoing description of the SPA, Note and Amendment is qualified by reference to the full text of the forms of SPA, Note and Amendment, which are filed as Exhibits 10.1, 10.2 and 10.3 hereto respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosures set forth in Item 1.01 of this Current Report are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on November 5, 2020.)
10.2	Form of Convertible Promissory Note (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on November 5, 2020.)
10.3	Amendment No. 1 to Promissory Note

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABVC BIOPHARMA, INC.

June 8, 2021	By:	/s/ Andy An
Andy An
Chief Financial Officer

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